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                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-Q of Cox Communications, Inc. (the "Company") for the period ended September 30, 2003, as filed with the Securities and Exchange Commission as of the date hereof, I, Jimmy W. Hayes, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, that to the best of my knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ Jimmy W. Hayes
                                            -----------------------------------
                                            Name: Jimmy W. Hayes
                                            Title: Executive Vice President,
                                            Finance and Chief Financial Officer
                                            Date: November 11, 2003

A signed original of this written statement required by Section 906 or other documentation authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cox Communications, Inc. and will be retained by Cox Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies" the quarterly report on Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of Cox Communications, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the quarterly report on Form 10-Q, irrespective of any general incorporation language contained in such filing).